KINETICS MUTUAL FUNDS, INC.

The Kinetics Spin-off and Corporate Restructuring Fund
The Alternative Income Fund
The Internet Fund
The Global Fund
The Paradigm Fund
The Medical Fund
The Small Cap Opportunities Fund
The Market Opportunities Fund
The Multi-Disciplinary Income Fund
(each a “Fund”)

Supplement dated December 16, 2019
to the Institutional Class Prospectus and
the Kinetics Spin-off and Corporate Restructuring Fund Prospectus,
each dated April 30, 2019

Effective immediately, the following disclosure is added to page 101 of the Institutional Class Statutory Prospectus in the “How to Purchase Shares” section:

UBS Financial Services, Inc. (“UBS-FS”), pursuant to an agreement with the Funds, may make Institutional Class Shares available on certain brokerage platforms at UBS-FS. For such platforms, UBS-FS may charge commissions on brokerage transactions in the Fund’s Institutional Class Shares. A shareholder should contact UBS-FS for information about the commissions charged by UBS-FS for such transactions. The minimum for the Institutional Class Share is waived for transactions through such brokerage platforms at UBS-FS.

Effective immediately, the following disclosure is added to page 21 of The Kinetics Spin-off and Corporate Restructuring Fund Statutory Prospectus in the “How to Purchase Shares” section:

UBS Financial Services, Inc. (“UBS-FS”), pursuant to an agreement with the Fund, may make Institutional Class Shares available on certain brokerage platforms at UBS-FS. For such platforms, UBS-FS may charge commissions on brokerage transactions in the Fund’s Institutional Class Shares. A shareholder should contact UBS-FS for information about the commissions charged by UBS-FS for such transactions. The minimum for the Institutional Class Share is waived for transactions through such brokerage platforms at UBS-FS.

Please keep this Supplement with your Prospectus for future reference.